UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
April 27, 2023
Date of Report (Date of earliest event reported)
AVERY DENNISON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-7685	95-1492269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8080 Norton Parkway
Mentor, Ohio	44060
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (440) 534-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1 par value	AVY	New York Stock Exchange
1.25% Senior Notes due 2025	AVY25	Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management
Item 5.07 Submission of Matters to a Vote of Security Holders.
(a) & (b) Avery Dennison Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on April 27, 2023 in a virtual-only format. A total of 73,529,338 shares of the Company’s common stock, representing approximately 91% of the 81,108,975 shares outstanding and eligible to vote as of the February 27, 2023 record date for the meeting set by the Board, were represented in person or by proxy at the Annual Meeting, constituting a quorum. At the Annual Meeting, the Company’s stockholders (i) elected Bradley Alford, Anthony Anderson, Mitchell Butier, Ken Hicks, Andres Lopez, Francesca Reverberi, Patrick Siewert, Julia Stewart, Martha Sullivan and William Wagner to the Board for a one-year term expiring at the 2024 Annual Meeting of Stockholders; (ii) approved, on an advisory basis, the Company’s executive compensation; (iii) approved, on an advisory basis, every one year as the frequency with which the Company’s stockholders should hold advisory votes to approve executive compensation; and (iv) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2023.
The final results of the voting for the ten director nominees named in the Company’s proxy statement filed with the Securities and Exchange Commission on March 9, 2023 (the “2023 Proxy Statement”) were as follows:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Bradley Alford	66,157,855	3,357,322	144,210	3,869,951
Anthony Anderson	67,461,764	2,059,628	137,995	3,869,951
Mitchell Butier	65,348,679	4,153,346	157,362	3,869,951
Ken Hicks	67,062,694	2,455,708	140,985	3,869,951
Andres Lopez	69,028,250	491,445	139,692	3,869,951
Francesca Reverberi	69,372,134	153,885	133,368	3,869,951
Patrick Siewert	63,847,281	4,941,831	870,275	3,869,951
Julia Stewart	64,144,397	4,647,882	867,108	3,869,951
Martha Sullivan	68,229,989	1,292,787	136,611	3,869,951
William Wagner	69,371,002	148,586	139,799	3,869,951

The final results of the voting for proposals 2 and 4 described in the 2023 Proxy Statement were as follows:

Proposal	For	Against	Abstain	Broker Non-Votes
Approval, on an advisory basis, of the Company’s executive compensation	64,324,839	4,972,134	362,414	3,869,951
Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2023	69,678,409	3,072,583	778,346	—

The final results of the voting for proposal 3 described in the 2023 Proxy Statement were as follows:

Proposal	One Year	Two Years	Three Years	Abstain	Broker Non-Votes
Approval, on an advisory basis, of the frequency of advisory votes to approve the Company’s executive compensation	68,468,972	75,387	1,033,688	81,340	3,869,951

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVERY DENNISON CORPORATION

Date: April 28, 2023	By:	/s/ Ignacio J. Walker
Name: Ignacio J. Walker Title: Vice President and Chief Legal Officer